Parker Hannifin Corporation Quarterly Earnings Release 4th Quarter & Total Year FY2010 August 3, 2010 Exhibit 99.2

Slide 2
Forward-Looking Statements
Forward-Looking Statements:
Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment results.
Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments, disputes regarding contract terms or significant changes in financial condition, and changes in contract cost and revenue estimates for new development programs; uncertainties surrounding timing, successful completion or integration of acquisitions;
ability to realize anticipated cost savings from business realignment actions; threats associated with and efforts to combat terrorism; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; increases in raw material costs that cannot be recovered in product pricing; the company’s ability to manage costs related to insurance and employee retirement and health care benefits; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law.

Slide 3
Non-GAAP Financial Measure
This presentation reconciles sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions made within the prior four quarters as well as the effects of currency exchange rates on sales. The effects of acquisitions and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.

Slide 4 Discussion Agenda CEO 4 th Quarter Highlights Key Performance Measures & Outlook Questions & Answers CEO Closing Comments

Slide 5
Fourth Quarter & Total Year
FY10 Highlights
End Market
Improvement:
Orders Improved Year-over-Year and
Sequentially From Q3 FY10
Revenues Rebounding: Q4 Revenues Increased 26% Year-over-
Year
Operating Margin
Improvement:
Sequential Quarter Improvement
to 13.9% from 11.8% in Q3 FY10; Full Year Improvement to 11.4%
from 9.7% in FY10
Continued Cost
Control:
Impressive Incremental Marginal Return
on Sales of 48.7% for Q4 FY10
Continued Inventory
Reduction:
$25M in Q4 FY10; $83M Total
Year FY10
Continued Debt
Reduction:
$126M in Q4 FY10; $544M Total Year
FY10
Continued Reduction in
Leverage:
Debt to Total Capital Ratio
Reduced to 28.9% (gross) or 21.6% (net of cash)
Continued Strong Cash
Flow:
FY10 Operating Cash Flow/Revenue
of 12.2% including $100M Discretionary Pension Contribution

Slide 6 Financial Highlights Diluted Earnings per Share 4 th Quarter and Total Year $1.35 $.31 $3.40 $3.13 $.00 $.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 Q4 FY10 Q4 FY09 FY10 FY09

Slide 7
Influences on 4
th
Quarter Earnings
Diluted Earnings Per Share Increase of $1.04 Year-
over-Year Primarily Driven By:
Increased Revenues of 26%
Significantly Improved Operating Margins to 13.9% from
4.9% Year-over-Year ($1.30 EPS Impact)
Offset by:
Increased Corporate G&A Primarily Due To Market-driven
Benefits ($.12 EPS Impact)
Increased Other Expense due to Pension, Inventory
Adjustments and Asset Writedown ($.11 EPS Impact)

Slide 8
Financial Highlights
Sales – 4
th
Quarter and Total Year
Dollars in millions
FY2010
%
Change
FY2009 FY2010
%
Change
FY2009
Sales
As reported 2,786 $ 26.0% 2,211 $    9,993 $   (3.1)% 10,309 $
Acquisitions 1           (0.0)% 85           0.8%
Currency (14)        (0.6)% 125         1.2%
Adjusted Sales 2,799 $ 26.6% 9,783 $   (5.1)%
4th Quarter Total Year

Slide 9
Segment Reporting
Industrial North America
Dollars in millions
FY2010
%
Change
FY2009 FY2010
%
Change
FY2009
Sales
As reported 1,034 $ 33.1% 778 $      3,624 $  (3.0)% 3,735 $
Acquisitions - -- % 24 0.6%
Currency 7 0.9% 19 0.5%
Adjusted Sales 1,027 $ 32.2% 3,581 $  (4.1)%
Operating Margin
As reported 163 $   54 $        487 $     395 $
% of Sales 15.7% 6.9% 13.4% 10.6%
4th Quarter Total Year

Slide 10
Segment Reporting
Industrial International
Dollars in millions
FY2010
%
Change
FY2009 FY2010
%
Change
FY2009
Sales
As reported 1,034 $ 30.4% 793 $       3,811 $   (2.2)% 3,896 $
Acquisitions -           -- % 59           1.5%
Currency (20)        (2.5)% 100         2.6%
Adjusted Sales 1,054 $ 32.9% 3,652 $   (6.3)%
Operating Margin
As reported 140 $    (6) $          394 $      351 $
  % of Sales 13.6% (0.7)% 10.3% 9.0%
4th Quarter Total Year

Slide 11
Segment Reporting
Aerospace
Dollars in millions
FY2010
%
Change
FY2009 FY2010
%
Change
FY2009
Sales
As reported 478 $    5.9% 451 $       1,744 $   (7.4)% 1,883 $
Acquisitions 1           0.3% 2             0.1%
Currency (1)          (0.3)% 1             0.1%
Adjusted Sales 478 $    5.9% 1,741 $   (7.6)%
Operating Margin
As reported 64 $      58 $         208 $      262 $
  % of Sales 13.4% 13.0% 11.9% 13.9%
4th Quarter Total Year

Slide 12
Segment Reporting
Climate & Industrial Controls
Dollars in millions
FY2010
%
Change
FY2009 FY2010
%
Change
FY2009
Sales
As reported 240 $   27.0% 189 $      814 $     2.4% 795 $
Acquisitions - -- %
Currency - -- % 5 0.7%
Adjusted Sales 240 $   27.0% 809 $     1.7%
Operating Margin
As reported 21 $     1 $          53 $       (4) $
% of Sales 8.5% 0.5% 6.6% (0.5)%
4th Quarter Total Year
-- % -

Slide 13
Parker Order Rates
Excludes Acquisitions & Currency
3-month year-over-year comparisons of total dollars, except Aerospace
Aerospace is calculated using a 12-month moving average
JUN '10 MAR '10 JUN '09 MAR '09
Total Parker 35% +  23% +  38% -    34% -
Industrial North America 46% +  30% +  40% -    35% -
Industrial International 46% +  42% +  43% -    41% -
Aerospace 3% -     22% -   22% -    12% -
Climate & Industrial Controls 35% +  38% +  31% -    36% -
Three Month Rolling at Period End

Slide 14 Balance Sheet Summary Cash Working capital - Accounts receivable - Inventory - Accounts payable

Slide 15 Strong Cash Flow Cash from Operating Activities Total Year

Slide 16
Financial Leverage
28.9%
16.0%
18.0%
20.0%
22.0%
24.0%
26.0%
28.0%
30.0%
32.0%
34.0%
36.0%
38.0%
40.0%
42.0%
FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10
Debt to Debt Equity
28.9%
Debt to Debt Equity
(21.6% net Debt)

Slide 17
FY 2011  Earnings Outlook Assumptions
Segment Sales & Operating Margins
  FY 2011 Sales change versus FY 2010
  Industrial North America 5.7%   --  9.7%
  Industrial International 1.6%   --  4.6%
  Aerospace 2.5%   --  5.5%
  Climate & Industrial Controls 3.7%   --  7.7%
  FY 2011 Operating margin percentages
  Industrial North America 14.3%   --  14.9%
  Industrial International 11.4%   --  13.4%
  Aerospace 11.9%   --  13.4%
  Climate & Industrial Controls 8.0%   --  8.6%

Slide 18 FY 2011 Earnings Outlook Assumptions below Operating Margin (+/- 1.0%) Corporate Admin $160M Interest Expense $100M Other Expense (Inc.) $160M Total $420M Tax Rate 30%

Slide 19 Earnings Outlook – FY11 Low High Diluted earnings per share 3.60 $ 4.40 $

Slide 20 Questions & Answers... * * * *

Appendix Income Statement 4 th Quarter FY2010 Total Year FY2010 * * * * * * * *

Slide 22
Income Statement – 4
th
Quarter
Quarter
Dollars in millions
% of Sales % of Sales
Net Sales 2,786.5 $   100.0% 2,211.0 $   100.0%
Cost of sales 2,114.2      75.9% 1,814.1      82.0%
Gross profit 672.3         24.1% 396.9         18.0%
S, G & A 349.3         12.5% 302.5         13.7%
Interest expense 26.9           1.0% 25.3           1.1%
Other expense, net 3.9             .1% 5.9            .3%
Income before taxes 292.2         10.5% 63.2           2.9%
Income taxes 69.1           2.5% 14.8           .7%
Net income 223.1 $      8.0% 48.4 $        2.2%
Less: Noncontrolling interests .9 $            .0% (1.1) $        .0%
Net income attributable to common
shareholders
222.2 $      8.0% 49.5 $        2.2%
FY 2010 FY 2009

Slide 23
Income Statement – Total Year
Total Year
Dollars in millions
% of Sales % of Sales
Net Sales 9,993.2 $   100.0% 10,309.0    100.0%
Cost of sales 7,847.1      78.5% 8,181.3      79.4%
Gross profit 2,146.1      21.5% 2,127.7      20.6%
S, G & A 1,277.1      12.8% 1,290.4      12.5%
Interest expense 103.6         1.0% 112.1         1.1%
Other expense, net 10.6           .1% 42.2           .4%
Income before taxes 754.8         7.6% 683.0         6.6%
Income taxes 198.4         2.0% 172.9         1.7%
Net income 556.4 $      5.6% 510.1 $      4.9%
Less: Noncontrolling interests 2.3 $          .1% 1.6 $          .0%
Net income attribituable to common
shares
554.1 $      5.5% 508.5 $      4.9%
FY 2010 FY 2009